Employee benefit plan (Imported)	12 Months Ended
Dec. 31, 2022
Employee benefit plan
Employee benefit plan

Note 11 — Employee benefit plan

Before January 1, 2021, GSH sponsored a Simple Individual Retirement Account (“IRA”) Retirement Plan. The plan covered all employees of the Company who earned at least $5,000 in the prior year and who are expected to earn at least $5,000 in the current year. The Company matched employee contributions up to 3% of compensation for employees participating in the plan up to the maximum amount allowed by the Internal Revenue Code. Administrative costs for the plan were paid by the Company.

Effective January 1, 2021, GSH sponsored an elective safe harbor 401(k) contribution plan covering substantially all employees who have completed three consecutive months of service. The plan provides that GSH will match up to the first 3% of the participant’s base salary rate at 100% and 50% of the next 2% for a maximum contribution of 4%. In addition, participants become 100% vested with respect to employer contributions after completing six years of service starting in 2021. Administrative costs for the plan were paid by GSH.

Total contributions paid to the plans for the Company’s employees for the years ended December 31, 2022, 2021, and 2020 were approximately $174,184, $150,090, and $93,160, respectively. These amounts are recorded in Selling, general and administrative expenses on the Statements of Income.